                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:       May 27, 2003

                             LanVision Systems, Inc.
             (Exact name of registrant as specified in its charter)

      Delaware                        0-28132                     31-1455414
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(State or other jurisdiction        (Commission                 (IRS Employer
  of incorporation)                  File Number)            Identification No.)

                   5481 Creek Road, Cincinnati, OH 45242-4001
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(Address of principal executive offices)

Registrant's telephone number, including area code       (513) 794-7100
                                                  ------------------------------


Item 9 REGULATION FD DISCLOSURE

On May 27, 2003, LanVision Systems, Inc. ("LanVision") issued the press release attached hereto as Exhibit 99.1, which press release contains financial information about LanVision's first completed fiscal quarter of 2003. The issuance of the press release is required to be reported, and such public disclosures furnished, on Form 8-K pursuant to Item 12. Disclosure of Results of Operations and Financial Condition. LanVision is furnishing the required information on this Form 8-K pursuant to Item 9 in accordance with the interim filing guidance provided by the Securities and Exchange Commission in SEC Release No. 33-8216.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LanVision Systems, Inc.

Date: May 27, 2003                        By: /s/ Paul W. Bridge, Jr.
                                              -----------------------
                                              Paul W. Bridge, Jr.
                                              Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit No.              Description of Exhibit
99.1                     News Release of LanVision Systems, Inc.
                         Dated May 27, 2003 First Quarter Earnings News Release



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